SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 5, 2003

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of April 1, 2003, providing for the issuance of Mortgage Pass-Through Certificates, Series 2003-14)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-102489	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-102489) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $792,331,140 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-AX, Class 1-PAX, Class 1-AP, Class 2-A1, Class 2-AX, Class 2-AP, Class 3-A1, Class 3-A2, Class B1(1-2), Class B2(1-2), Class 3B1, Class 3B2, Class B3 and Class R, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-14 on April 30, 2003.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 20, 2003, as supplemented by the Prospectus Supplement dated April 24, 2003 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of March 1, 2003, among Structured Asset Securities Corporation, as depositor, Citibank, N.A., as trustee, and Aurora Loan Services Inc., as master servicer.  The “Certificates” consist of the following classes:  Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-AX, Class 1-PAX, Class 1-AP, Class 2-A1, Class 2-AX, Class 2-AP, Class 3-A1, Class 3-A2, Class B1(1-2), Class B2(1-2), Class 3B1, Class 3B2, Class B3, Class B4(1-2), Class B5(1-2), Class B6(1-2), Class 3B4, Class 3B5, Class 3B6, Class E, Class P and Class R.

The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) the assets of which consist primarily of two pools of certain fixed rate, conventional, fully amortizing, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $796,595,274 as of April 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Terms Agreement dated April 24, 2003, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1

Trust Agreement dated as of April 1, 2003, among Structured Asset Securities Corporation, as Depositor, Citibank, N.A., as Trustee, and Aurora Loan Services Inc., as Master Servicer.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of April 1, 2003, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement, dated as of April 1, 2003, between Aurora Loan Services Inc., as Master Servicer and Servicer and Lehman Brothers Holdings Inc.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By: /s/ Joseph J. Kelly

       Name: Joseph J. Kelly

       Title:   Vice President

Dated:  June 5, 2003

EXHIBIT INDEX

    Exhibit No.

Description

1.1

Terms Agreement dated April 24, 2003, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1

Trust Agreement dated as of April 1, 2003, among Structured Asset Securities Corporation, as Depositor, Citibank, N.A., as Trustee, and Aurora Loan Services Inc., as Master Servicer.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of April 1, 2003, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement, dated as of April 1, 2003, between Aurora Loan Services Inc., as Master Servicer and Servicer and Lehman Brothers Holdings Inc.